WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2021

Effective July 12, 2021, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Global Leaders Fund.

Portfolio Manager(s). Andrew G. Flynn, a Partner of the Adviser, Kenneth J. McAtamney, a Partner of the Adviser, and Hugo Scott-Gall, a Partner of the Adviser, co-manage the Fund. Mr. Flynn has co-managed the Fund since 2016. Mr. McAtamney has co-managed the Fund since 2008. Mr. Scott-Gall has co-managed the Fund since 2021.

Dated: July 12, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.